UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2020 (March 18, 2020)

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 19, 2020, Tenneco Inc. (the “Company”) announced the appointment of Aleksandra (“Aleks”) Miziolek to the Company’s board of directors (the “Board”), effective immediately. Ms. Miziolek will also be appointed to the Nominating and Governance Committee of the Board, effective April 1, 2020. In connection with this appointment, the Board will temporarily expand to 13 directors, 11 of whom are independent, until the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”), at which point the Company’s Board will be reduced to 11 directors.

In addition, the Company announced that it entered into a Cooperation Agreement (the “Cooperation Agreement”) with Protean Services LLC and Daniel A. Ninivaggi (together, the “Protean Group”), dated as of March 18, 2020, regarding the membership and composition of the Board and related matters.

At any stockholder meeting during the period from the date of the Cooperation Agreement until the date that is 30 days prior to the director nomination deadline for the Company’s 2021 annual meeting of stockholders (the “Cooperation Period”), the Protean Group has agreed to vote its shares of the Company’s common stock (i) in favor of the slate of directors recommended by the Board (which will include Ms. Miziolek), (ii) against the election of any nominee for director not approved, recommended, and nominated by the Board for election, and (iii) in accordance with the Board’s recommendation with respect to any other matter or proposal presented at any such meeting, subject to certain exceptions relating to business combination transactions. As such, the Protean Group has irrevocably withdrawn its notice to the Company regarding the Protean Group’s intent to nominate individuals for election to the Board at the 2020 Annual Meeting.

During the Cooperation Period, the Protean Group has also agreed to certain standstill provisions, including, among other things, agreeing not to (i) acquire ownership (beneficial or otherwise) of 1.5% or more of the Company’s outstanding voting securities, (ii) nominate or recommend for nomination any person for election to the Board, (iii) submit any proposal for consideration at, or bring any other business before, any stockholder meeting, or (iv) solicit any proxy, consent, or other authority to vote of stockholders or conduct any other referendum (including any “withhold,” “vote no,” or similar campaign) with respect to, or from the holders of, the Company’s shares.

During the Cooperation Period, each of the Company and the Protean Group also agreed not to pursue any legal proceeding against the other party, subject to certain exceptions. In addition, each of the Company and the Protean Group agreed to non-disparagement provisions until the expiration of the Cooperation Period, subject to certain exceptions.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the appointment of Ms. Miziolek as a director of the Company is incorporated herein by reference.

Ms. Miziolek, age 63, recently concluded a 5-year tenure with Cooper-Standard Holdings Inc., a leading global supplier of systems and components for the automotive industry, most recently serving as Chief Transformation Officer. In this role, Ms. Miziolek led crucial transformation initiatives aimed at increasing profitability and was actively involved in the development of the Company’s growth strategy for its nonautomotive specialty markets and material science businesses. She also served as Cooper-Standard Holdings’ Senior Vice President, General Counsel, Secretary and Chief Compliance Officer from 2014 to 2019. Prior to joining Cooper-Standard Holdings, Ms. Miziolek spent 32 years with the law firm of Dykema Gossett, where she held several key leadership positions, such as Director of the Automotive Industry Group, and built a successful M&A and infrastructure practice spanning multiple industries. She is also an NACD Governance Fellow and serves on the Transportation and Infrastructure Policy Committee of the National Association of Manufacturers. Ms. Miziolek holds a juris doctor and bachelor’s degree from Wayne State University.

There are no related party transactions between the Company and Ms. Miziolek that would require disclosure under Item 404(a) of Regulation S-K.

The Company also announced that David B. Price, Jr. will not stand for reelection to the Board at the 2020 Annual Meeting. Mr. Price’s decision not to stand for reelection did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01	Other Events

On March 19, 2020, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto, addressing the matters described in this Current Report on Form 8-K and announcing that the Board has appointed Roy Armes to serve as a member of the Nominating and Governance Committee of the Board, effective April 1, 2020.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Cooperation Agreement, dated as of March 18, 2020, by and among Tenneco Inc., Protean Services LLC, and Daniel A. Ninivaggi.

99.1	Press Release, dated March 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

By:	/s/ Brandon B. Smith
Name:	Brandon B. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: March 19, 2020

Exhibit 10.1

EXECUTION VERSION

COOPERATION AGREEMENT

This Cooperation Agreement, dated as of March 18, 2020 (this “Agreement”), is by and among Tenneco Inc., a Delaware corporation (the “Company”), Protean Services LLC, a Michigan limited liability company (“Protean”), and Daniel A. Ninivaggi.

RECITALS

WHEREAS, the Company and Protean, a stockholder of the Company, have engaged in various discussions and communications concerning the Company’s business, financial performance and strategic plans; and

WHEREAS, the Company and the Protean Group have determined to come to an agreement with respect to certain matters relating to the composition of the Board of Directors of the Company (the “Board”) and certain other matters, as provided in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

Section 1.    Board Composition and Related Agreements.

(a)    Board Appointment.

(i)    Immediately following the execution of this Agreement, the Board and all applicable committees thereof shall take all necessary actions to appoint Aleksandra A. Miziolek (the “New Director”) (x) as a director of the Company and (y) effective April 1, 2020, to the Nominating and Governance Committee of the Board.

(ii)    The Parties acknowledge that, at all times while serving as a member of the Board (and as a condition to such service), the New Director shall be subject to all policies, codes and guidelines applicable to Board members generally, including the Company’s Code of Conduct, and shall have the same rights and benefits, including with respect to insurance, indemnification, compensation, fees and reimbursement of expenses, as are applicable to all non-employee directors of the Company.

(b)    New Director Nomination. The Company’s slate of nominees for the election of directors of the Company at the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”) shall include the New Director as a nominee. The Company will recommend that the Company’s stockholders vote in favor of the election of the New Director at the 2020 Annual Meeting and will support the New Director for election in a manner consistent with its support for the other nominees of the Company. The Company will cause all Voting Securities (as defined below) represented by proxies granted to it (or any of its Representatives) to be voted in favor of the election of the New Director as a director of the Company at the 2020 Annual Meeting to the extent permitted pursuant to such proxies.

(c)    Additional Agreements.

(i)    The Protean Group agrees (A) to cause its Affiliates and Representatives to comply with the terms of this Agreement and (B) that it shall be responsible for any breach of this Agreement by any such Affiliate or Representative. A breach of this Agreement by an Affiliate or Representative of any member of the Protean Group, if such Affiliate or Representative is not a party hereto, shall be deemed to occur if such Affiliate or Representative engages in conduct that would constitute a breach of this Agreement if such Affiliate or Representative were a party hereto to the same extent as the Protean Group.

(ii)    During the Cooperation Period, the Protean Group agrees that it shall, and shall cause each of its Affiliates to, appear in person or by proxy at each annual or special meeting of the stockholders of the Company (each, a “Stockholder Meeting”) and vote all Voting Securities beneficially owned, directly or indirectly, by the Protean Group or such Affiliate (or which the Protean Group or such Affiliate has the right or ability to vote as of the applicable record date) at such meeting (A) in favor of the slate of directors recommended by the Board, (B) against the election of any nominee for director not approved, recommended and nominated by the Board for election at any such Stockholder Meeting and (C) in accordance with the Board’s recommendation with respect to any other matter presented at such Stockholder Meeting; provided, that the Protean Group shall be permitted to vote in its sole discretion with respect to any proposals relating to an Extraordinary Transaction.

(iii)    During the Cooperation Period, upon reasonable written request from the Company, the Protean Group will promptly provide the Company with information regarding the amount of the securities of the Company then beneficially owned by the Protean Group. Such information provided to the Company will be kept strictly confidential unless required to be disclosed pursuant to law, legal process, subpoena, the rules of any stock exchange or any legal requirement or as part of a response to a request for information from any governmental authority with jurisdiction over the Company.

(iv)    Each Party agrees that, during the Cooperation Period, it shall not institute, solicit, join or assist in any litigation, arbitration or other proceeding (each, a “Legal Proceeding”) against or involving the other Party, any Affiliate of the other Party or any of their respective current or former directors or officers (including derivative actions), other than (A) to enforce the provisions of this Agreement, (B) to make counterclaims with respect to any proceeding initiated by, or on behalf of one Party or its Affiliates against the other Party or its Affiliates, (C) to bring bona fide commercial disputes that do not relate to the subject matter of this Agreement or (D) to exercise statutory appraisal rights; provided, that the foregoing shall not prevent any Party or any of its Representatives from responding to oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes (each, a “Legal Requirement”) in connection with any Legal Proceeding if such Legal Proceeding has not been initiated by, on behalf of or at the suggestion of such Party; provided, further, that in the event that any Party or any of its Representatives receives such Legal Requirement, such Party shall give prompt written notice of such Legal Requirement to the other Party (except where such notice would be legally prohibited or not practicable). Each Party represents and warrants that neither it nor any assignee has filed any lawsuit against the other Party.

(d)    Withdrawal of Nomination Notice. Effective upon the execution and delivery of this Agreement, the Protean Group irrevocably withdraws the Nomination Notice.

Section 2.    Standstill Agreement. During the period commencing with the execution of this Agreement and ending on the date that is 30 days prior to the director nomination deadline for the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) pursuant to Bylaws (the “Cooperation Period”), the Protean Group shall not, and it will cause each of its Affiliates not to, directly or indirectly (including through any director, officer, employee, partner, member, manager, consultant, legal or other advisor, agent or other representative (each of the foregoing, a “Representative”) of the Protean Group or any Affiliate of the Protean Group acting on behalf of the Protean Group or any Affiliate of the Protean Group), in any manner, alone or in concert with others:

(a)    (i) acquire, cause to be acquired, or offer, seek or agree to acquire, whether by purchase, merger, tender or exchange offer, through the acquisition of control of another person, by joining or forming a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise (the taking of any such action, an “Acquisition”), ownership (beneficial or otherwise) of any securities or assets of the Company (or any direct or indirect rights or options to acquire such ownership, including voting rights decoupled from the underlying Voting Securities) such that after giving effect to any such Acquisition, the Protean Group or any of its Affiliates holds, directly or indirectly, in excess of 1.5% of the then outstanding Voting Securities, (ii) acquire, cause to be acquired, or offer, seek or agree to acquire, whether by purchase or otherwise, any interest in any indebtedness of the Company, (iii) acquire, cause to be acquired, or offer, seek or agree to acquire (whether through equity purchase, asset purchase, merger or otherwise), ownership (including Beneficial Ownership) of any asset or business of the Company or any right or option to acquire any such asset or business from any person, in each case other than securities of the Company, or (iv) effect or seek to effect, offer or propose to effect, cause or participate in, or knowingly assist, facilitate, advise or encourage any other Person to effect or seek, offer or propose to effect or participate in an Extraordinary Transaction; provided, that nothing in Section 2(a)(iv) shall prohibit any member of the Protean Group from tendering into a tender or exchange offer commenced by a third party who is not a Representative of the Protean Group; provided, further, that nothing in Section 2(a)(iii) or Section 2(a)(iv) shall prohibit any member of the Protean Group from participating as a co-investor in, or consultant with respect to, any offer, proposal or transaction otherwise prohibited by Section 2(a)(iii) or Section 2(a)(iv) so long as (A) such transaction has been approved by the Board or such offer, proposal or transaction is made or entered into, as applicable, in accordance with a process established by the Company (which may include any potential counterparty’s entry into a confidentiality agreement with the Company), (B) neither the counterparty to the Company in such transaction nor its Affiliates is Affiliated with the Protean Group, (C) no member of the Protean Group, directly or indirectly, engages in any discussions or enters into any arrangements, agreements or understandings with the counterparty to the Company or its Affiliates other than to the extent that (x) a member of the Protean Group is initially directly invited or solicited to do so by such counterparty or its Affiliates, (y) such counterparty has been invited or solicited by the

Company or its legal or financial advisors to participate in a transaction process established by the Company or (z) such transaction has been presented by such counterparty to the Company, (D) the Protean Group enters into a confidentiality agreement at least as favorable to the Company as the confidentiality agreement entered into by the Company’s counterparty in such transaction, if applicable, and (E) such transaction and such member of the Protean Group’s participation in such transaction does not arise, directly or indirectly, from any breach of this Agreement (including Section 2(f) and Section 2(k)) by any member of the Protean Group.

(b)    (i) nominate, give notice of an intent to nominate, or recommend for nomination a person for election to the Board (other than pursuant to Section 1(a)(i)) or take any action in respect of the removal of any director, (ii) knowingly seek or encourage any person to submit any nomination in furtherance of a “contested solicitation” or take any other action in respect of the election or removal of any director, provided, that nothing in this Agreement shall prevent Protean or its Affiliates or Representatives from taking actions in furtherance of identifying director candidates in connection with the 2021 Annual Meeting so long as such actions do not create a public disclosure obligation for Protean or the Company, are not publicly disclosed by Protean or its Affiliates or Representatives and are undertaken on a basis reasonably designed to be confidential, (iii) submit, or knowingly seek or encourage the submission of, any stockholder proposal (pursuant to Rule 14a-8 or otherwise) for consideration at, or bring any other business before, any Stockholder Meeting, (iv) request, or knowingly initiate, encourage or participate in any request, to call a Stockholder Meeting, (v) publicly seek to amend any provision of the Charter, Bylaws, or other governing documents of the Company (each as may be amended from time to time), (vi) seek to change or control, or influence control of, the management, the Board, the business, the corporate structure or policies of the Company or (vii) take any action similar to the foregoing with respect to any subsidiary of the Company;

(c)    solicit any proxy, consent or other authority to vote of stockholders or conduct any other referendum (binding or non-binding) (including any “withhold,” “vote no” or similar campaign) with respect to, or from the holders of, Voting Securities, or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in, or knowingly assist, advise, initiate, encourage or influence any person (other than the Company) in, any “solicitation” of any proxy, consent or other authority to vote any Voting Securities (other than such assistance, advice, encouragement or influence that is consistent with the Board’s recommendation in connection with such matter);

(d)    (i) grant any proxy, consent or other authority to vote with respect to any matters (other than to the named proxies included in the Company’s proxy card for any Stockholder Meeting or as otherwise permitted by Section 1(c)(ii)) or (ii) deposit or agree or propose to deposit any securities of the Company in any voting trust or similar arrangement, or subject any securities of the Company to any agreement or arrangement with respect to the voting of such securities (including a voting agreement or pooling arrangement), other than (A) any such voting trust or arrangement solely for the purpose of delivering to the Company or its designee a proxy, consent or other authority to vote in connection with a solicitation made by or on behalf of the Company or (B) customary brokerage accounts, margin accounts and prime brokerage accounts;

(e)    knowingly encourage, advise or influence any person, or knowingly assist any person in so encouraging, advising or influencing any person, with respect to the giving or withholding of any proxy, consent or authority to vote any Voting Securities or in conducting any referendum (binding or non-binding) (including any “withhold,” “vote no” or similar campaign);

(f)    form, join, knowingly encourage the formation of or in any way participate in any partnership, limited partnership, syndicate or group (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities (other than a group that includes all or some of the members of the Protean Group, but does not include any other entities or persons that are not members of the Protean Group as of the date hereof; provided, that nothing herein shall limit the ability of an Affiliate of the Protean Group to join such group following the execution of this Agreement, so long as any such Affiliate agrees to be bound by the terms and conditions of this Agreement);

(g)    make or publicly advance any request or submit any proposal to amend, modify or waive any provision of this Agreement, or take any action challenging the validity or enforceability of any provision of or obligation arising under this Agreement; provided, that the Protean Group may make private requests to the Board to amend, modify or waive any provision of this Agreement, which the Board may accept or reject in its sole and absolute discretion, so long as any such request is not publicly disclosed by the Protean Group and is made by the Protean Group in a manner that could not reasonably be expected to require, and that does not require, the public disclosure thereof by the Company, the Protean Group or any other person;

(h)    (i) make a request for a list of the Company’s stockholders or for any books and records of the Company whether pursuant to Section 220 of the General Corporation Law of the State of Delaware or otherwise or (ii) engage any private investigations firm or other person to investigate any of the Company’s directors or officers;

(i)    make any public proposal with respect to, any material change in the capitalization, stock repurchase programs and practices, capital allocation programs and practices or dividend policy of the Company;

(j)    take any action that could reasonably be expected to require the Protean Group, the Company or any of its subsidiaries or any other person to make a public announcement or disclosure regarding this Agreement (other than the Press Release) or any matter addressed in this Section 2; or

(k)    enter into any discussion, negotiation, agreement, arrangement or understanding concerning any of the foregoing (other than this Agreement) or knowingly assist, encourage, solicit, seek or seek to cause any person to undertake any action inconsistent with this Section 2.

Section 3.    Representations and Warranties of All Parties. Each Party represents and warrants to the other Party that (a) such Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms (subject to applicable bankruptcy and similar laws relating to creditors’ rights and to general equity principles) and (c) this Agreement will not result in a material violation of any (i) term or condition of any agreement to which such person is a party or by which such Party may otherwise be bound or (ii) law, rule, license, regulation, judgment, order or decree governing or affecting such Party.

Section 4.    Representations and Warranties of the Protean Group. The Protean Group represents, warrants and covenants to the Company that (a) as of the date of this Agreement, the Protean Group collectively beneficially owns and is entitled to vote an aggregate of 22,400 shares of class A voting common stock, par value $0.01 per share, of the Company (the “Class A Common Stock,”) and (b) as of the date of this Agreement, the Protean Group does not have a Synthetic Position (other than the shares of Class A Common Stock beneficially owned as set forth in clause (a) above) in any Voting Securities.

Section 5.    Press Release; Communications. Promptly following the execution of this Agreement, the Company shall issue a mutually agreeable press release in the form attached hereto as Exhibit A (the “Press Release”) announcing certain terms of this Agreement. Neither the Company nor the Protean Group shall make or cause to be made, and the Company and the Protean Group will cause their respective Affiliates not to make or cause to be made, any public announcement or statement with respect to the subject matter of this Agreement that is contrary to the statements made in the Press Release or the terms of this Agreement, except as required by law or the rules of any stock exchange or with the prior written consent of the other Party. The Protean Group acknowledges and agrees that the Company may file this Agreement and file or furnish the Press Release with the SEC as exhibits to a Current Report on Form 8-K and other filings with the SEC. Protean shall be given a reasonable opportunity to review and comment on such Current Report on Form 8-K or other filing with the SEC to be made by the Company with respect to this Agreement, and the Company shall give reasonable consideration to any comments of Protean.

Section 6.    Expenses. Each Party shall be responsible for its own fees and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the transactions contemplated hereby, except that the Company will reimburse the Protean Group for its reasonable, documented out-of-pocket expenses, including legal fees incurred in connection with seeking representation on the Board and the negotiation and entry into this Agreement, in an amount not to exceed $125,000.

Section 7.    Certain Defined Terms. For purposes of this Agreement:

(a)    “Affiliate” has the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act, and shall include all persons or entities that at any time during the term of this Agreement become Affiliates of any person or entity referred to in this Agreement; provided, that “Affiliates” of a person shall not include any other person, solely by reason of the fact that such person or one or more of such person’s employees or principals serves as a member of such other person’s or such other person’s affiliated or related entity’s board of directors or similar governing body, unless such person otherwise controls such entity (as the term “control” is defined in Rule 12b-2 promulgated by the SEC under the Exchange Act).

(b)    “Beneficial Ownership” means having the right or ability to vote, cause to be voted or control or direct the voting of any Voting Securities (in each case whether directly or indirectly, including pursuant to any agreement, arrangement or understanding, whether or not in writing); provided, that a person shall be deemed to have “Beneficial Ownership” of any Voting Securities that such person has a right, option or obligation to own, acquire or control or direct the voting of upon conversion, exercise, expiration, settlement or similar event (“Exercise”) under or pursuant to (i) any Derivative (whether such Derivative is subject to Exercise immediately or only after the passage of time or upon the satisfaction of one or more conditions) and (ii) any Synthetic Position that is required or permitted to be settled, in whole or in part, in Voting Securities. A person shall be deemed to be the “Beneficial Owner” of, or to “beneficially own,” any securities that such person has Beneficial Ownership of.

(c)    “Business Day” means any day that is not (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in the State of New York are authorized or required to be closed by applicable law.

(d)    “Bylaws” means the Company’s By-laws, as last filed with the SEC prior to the date of this Agreement.

(e)    “Charter” means the Company’s Amended and Restated Certificate of Incorporation, as last filed with the SEC prior to the date of this Agreement.

(f)    “Exchange Act” means the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder).

(g)    “Extraordinary Transaction” means any merger, acquisition, disposition of all or substantially all of the assets of the Company or other business combination involving the Company requiring a vote of stockholders of the Company.

(h)    “Nomination Notice” means the letter, dated February 10, 2020, delivered to the Company, giving notice of Protean’s intent to nominate individuals for election to the Board at the 2020 Annual Meeting (together with the supplement to the nomination notice delivered by Protean to the Company on March 5, 2020).

(i)    “Party” means the Company and the Protean Group, individually, and “Parties” means the Company and the Protean Group, collectively.

(j)    “Protean Group” means Protean and Daniel A. Ninivaggi.

(k)    “SEC” means the U.S. Securities and Exchange Commission.

(l)    “Synthetic Position” means any option, warrant, convertible security, stock appreciation right or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index) (each of the foregoing, a “Derivative”), whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of Voting Securities or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of Voting Securities and that increases in value as the market price or value of Voting Securities increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Voting Securities, in each case regardless of whether (x) it conveys any voting rights in such Voting Securities to any person, (y) it is required to be or capable of being settled, in whole or in part, in Voting Securities or (z) any person (including the holder of such Synthetic Position) may have entered into other transactions that hedge its economic effect.

(m)    “Voting Securities” means the Class A Common Stock and any other securities of the Company entitled to vote in the election of directors.

Section 8.    Injunctive Relief. Each Party acknowledges and agrees that any breach of any provision of this Agreement shall cause the other Party irreparable harm which would not be adequately compensable by money damages. Accordingly, in the event of a breach or threatened breach by a Party of any provision of this Agreement, the other Party shall be entitled to seek the remedies of injunction or other preliminary or equitable relief, without having to prove irreparable harm or actual damages or post a bond or other security. The foregoing right shall be in addition to such other rights or remedies that may be available to the non-breaching Party for such breach or threatened breach, including the recovery of money damages.

Section 9.    Securities Laws. Protean acknowledges that it is aware that United States securities laws prohibit any person who has received material, non-public information from purchasing or selling securities on the basis of such information or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may trade securities on the basis of such information.

Section 10.    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Each Party agrees to use its commercially reasonable best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

Section 11.    Notices. Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally, (ii) upon confirmation of receipt, when sent by e-mail (provided, that such confirmation is not automatically generated) or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses for such communications shall be:

If to the Company:

Tenneco Inc.

500 North Field Drive

Lake Forest, Illinois 60045

Attention:     General Counsel

E-mail:         bsmith@tenneco.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention:	Robert M. Hayward, P.C
Shaun J. Mathew, P.C.
E-mail:	rhayward@kirkland.com
shaun.mathew@kirkland.com

If to Protean:

3575 Roland Drive
Bloomfield Hills, Michigan 48301
Attention:	Daniel A. Ninivaggi
E-mail:	dan@protean.net

with a copy (which shall not constitute notice) to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas
New York, New York 10019
Attention:	Steve Wolosky
Kenneth S. Mantel
E-mail:	swolosky@olshanlaw.com
kmantel@olshanlaw.com

Section 12.    Governing Law; Jurisdiction; Jury Waiver. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any action of the Company or the Protean Group in the negotiation, administration, performance or enforcement hereof shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each Party irrevocably agrees that any legal action or proceeding with respect to this Agreement and any rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and any rights and obligations arising hereunder brought by the other Party or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery of the State of Delaware (the “Court of Chancery”) and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”). Each Party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Chosen Courts and agrees that it will not bring any action relating to this Agreement in any court other than the Chosen Courts. Each Party hereby irrevocably waives, and agrees not to assert in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason, (b) any claim that it or its property is exempt or immune from jurisdiction of any Chosen Court or from any legal process commenced in the Chosen Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable legal requirements, any claim that (i) the suit, action or proceeding in any Chosen Court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by the Chosen Courts. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

Section 13.    Counterparts; Electronic Transmission. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. Any signature to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.

Section 14.    Non-Disparagement.

(a)    Subject to applicable law, each of the Parties covenants and agrees that during the period commencing upon the execution of this Agreement and ending on the earlier of (i) the conclusion of the Cooperation Period and (ii) such time as the other Party or any of its Affiliates, Representatives, successors or assigns shall have breached this Section 14(a), neither it nor any of its respective Affiliates or any Representatives acting on their behalf, or its successors or assigns, shall in any way disparage, slander, attempt to discredit, call into disrepute, defame, make or cause to be made any statement or announcement that constitutes an ad hominem attack on the other Party or such other Party’s subsidiaries, Affiliates, successors, assigns, officers (including any current or former officer of a Party or a Party’s subsidiaries), directors (including any current or former director of a Party or a Party’s subsidiaries) or Representatives.

(b)    Nothing in this Section 14 will be deemed to prevent either the Company or the Protean Group from complying with its respective disclosure obligations under law, legal process, subpoena, the rules of any stock exchange or any legal requirement or as part of a response to a request for information from any governmental authority with jurisdiction over the Party from whom information is sought.

Section 15.    Termination. The obligations of the Parties under this Agreement will terminate on the date that is the end date of the Cooperation Period, unless another period is specifically set forth herein or otherwise mutually agreed in writing by each Party. Notwithstanding the foregoing, (a) Section 7 through Section 13, this Section 15, and Section 16 through Section 20 of this Agreement will survive the termination of this Agreement; and (b) no termination of this Agreement will relieve any Party of liability for any breach of this Agreement arising prior to such termination.

Section 16.    No Waiver. Any waiver by any Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver of, or deprive that Party of the right thereafter to insist upon strict adherence to, that term or any other term of this Agreement.

Section 17.    Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. This Agreement may only be amended pursuant to a written agreement executed by each Party.

Section 18.    Successors and Assigns. This Agreement may not be transferred or assigned by any Party without the prior written consent of the other Party. Any purported assignment without such consent is null and void. Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the permitted successors and assigns of each Party.

Section 19.    No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and is not enforceable by any other person.

Section 20.    Interpretation and Construction. Each Party acknowledges that it has been represented by independent counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each Party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the Parties and may not be construed against any Party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted or prepared it is of no application and is hereby expressly waived by each Party, and any controversy over any interpretation of this Agreement shall be decided without regard to events of drafting or preparation. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, (i) the word “including” (in its various forms) means “including, without limitation,” (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement and (iii) the word “or” is not exclusive.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Party has executed this Agreement or caused the same to be executed by its duly authorized representative as of the date first above written.

TENNECO INC.

By:	/s/ Brandon B. Smith
Name:	Brandon B. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Cooperation Agreement]

IN WITNESS WHEREOF, each Party has executed this Agreement or caused the same to be executed by its duly authorized representative as of the date first above written.

PROTEAN SERVICES LLC

By:	/s/ Daniel A. Ninivaggi
Name:	Daniel A. Ninivaggi
Title:	Managing Member

/s/ Daniel A. Ninivaggi
Daniel A. Ninivaggi

[Signature Page to Cooperation Agreement]

EXHIBIT A

Press Release

Tenneco Appoints Aleks Miziolek to Board of Directors

LAKE FOREST, Ill., March 19, 2020 — Tenneco Inc. (NYSE: TEN) today announced the appointment of Aleksandra (“Aleks”) Miziolek to its Board of Directors, effective immediately. The Company also announced that it appointed Ms. Miziolek and Roy Armes, who joined the Board on March 10, 2020, to its Nominating and Governance Committee effective April 1, 2020.

In connection with the appointment of Ms. Miziolek, the Board will temporarily expand to 13 directors, 11 of whom are independent, until the 2020 Annual Meeting, at which point the Tenneco Board will be reduced to 11 directors. Director David B. Price, Jr. will not stand for reelection at the 2020 Annual Meeting, along with Roger Porter, as previously announced. Given the refreshment the Board has undergone since the beginning of 2020, the Board’s nominees for the 2020 Annual Meeting will include Roy Armes, SungHwan Cho, Thomas C. Freyman, Denise Gray, Brian J. Kesseler, Dennis J. Letham, James S. Metcalf, Aleks Miziolek, Gregg M. Sherrill, Charles K. Stevens III and Jane L. Warner.

“We are pleased to welcome Aleks to the Board,” said Dennis Letham, incoming Lead Independent Director of the Tenneco Board. “Aleks’ appointment follows the recent additions of Roy Armes and Chuck Stevens and demonstrates our continued commitment to enhancing our Board with fresh perspectives for the benefit of all stockholders. Aleks’ in-depth knowledge of the automotive industry, experience leading transformational initiatives and significant legal expertise will make her a valuable addition to our recently refreshed boardroom. I look forward to working with Aleks and the other directors as we continue to oversee the successful execution of Tenneco’s strategy to deliver on our strategic and financial objectives.”

“I am honored to join Tenneco’s Board at this important time,” said Ms. Miziolek. “I look forward to working with my fellow directors and the management team to build on Tenneco’s momentum and capitalize on the opportunities ahead.”

“We are grateful to David for his invaluable contributions to our Board during his many years of service as a Tenneco director,” said Gregg Sherrill, Chairman of the Board. “His strategic, operational and financial counsel have helped guide management as the Company has worked through significant changes and successfully navigated our dynamic industry.”

The Company also today announced that it entered into a Cooperation Agreement with Protean Services LLC (“Protean”), a stockholder of the Company. Under the terms of the agreement, Protean will withdraw its slate of directors and vote all of its shares in favor of each of the Tenneco Board’s nominees at the Company’s upcoming Annual Meeting. Protean will also be subject to certain customary standstill provisions for a one-year period ending prior to the 2021 Annual Meeting. The full agreement between Tenneco and Protean will be filed on a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

“Over the past three months, Tenneco has taken a number of positive steps to strengthen its corporate governance practices, including refreshing its Board with highly qualified individuals and reconstituting its board committees to further improve oversight of management,” said Daniel Ninivaggi, Managing Member of Protean. “I support the governance actions the Board has taken and believe in the Company’s long-term prospects.”

Lazard served as a strategic advisor and Kirkland & Ellis LLP served as legal counsel with respect to the Cooperation Agreement and the Board refreshment process.

About Aleks Miziolek

In 2019, Aleks Miziolek concluded an approximately 6-year tenure with Cooper-Standard Holdings Inc. (NYSE: CPS), a leading global supplier of systems and components for the automotive industry, most recently serving as Chief Transformation Officer. In this role, Ms. Miziolek led crucial transformation initiatives aimed at increasing profitability and was actively involved in the development of the Company’s growth strategy for its nonautomotive specialty markets and material science businesses. She also served as Cooper-Standard Holdings’ Senior Vice President, General Counsel, Secretary and Chief Compliance Officer beginning in 2014. Prior to joining Cooper-Standard Holdings, Ms. Miziolek spent 32 years with the law firm of Dykema Gossett, where she held several key leadership positions, such as Director of the Automotive Industry Group, and built a successful M&A and infrastructure practice spanning multiple industries. She is also an NACD Governance Fellow and serves on the Transportation and Infrastructure Policy Committee of the National Association of Manufacturers. Ms. Miziolek holds a juris doctor and bachelor’s degree from Wayne State University.

About Tenneco

Headquartered in Lake Forest, Illinois, Tenneco is one of the world’s leading designers, manufacturers and marketers of Aftermarket, Ride Performance, Clean Air and Powertrain products and technology solutions for diversified markets, including light vehicle, commercial truck, off-highway, industrial and the aftermarket, with 2019 revenues of $17.45 billion and approximately 78,000 employees worldwide. On October 1, 2018, Tenneco completed the acquisition of Federal-Mogul, a leading global supplier to original equipment manufacturers and the aftermarket. Additionally, the company expects to separate its divisions to form two new, independent companies: DRiV, an Aftermarket and Ride Performance company, and New Tenneco, a Powertrain Technology company.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements relate to Tenneco Inc.’s (the “Company,” “we,” “us,” or “our”) planned separation into a powertrain technology company and an aftermarket and ride performance company. The words “may,” “will,” “believe,” “should,” “could,” “plan,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof), identify these forward-looking statements. These forward-looking statements are based on the current expectations of the Company (including its subsidiaries). Because these statements involve risks and uncertainties, actual results may differ materially from the expectations expressed in the forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include: the ability to identify and consummate strategic alternatives that yield additional value for stockholders; the timing, benefits and outcome of the Company’s strategic review process; the structure, terms and specific risk and uncertainties associated with any potential strategic alternative; potential disruptions in the Company’s business and stock price as a result of its exploration, review and pursuit of any strategic alternatives; the risk the Company may not complete a separation of its powertrain technology business and its aftermarket and ride performance business (or achieve some or all of the anticipated benefits of the separation); the risk the combined company and each separate company following the separation will underperform relative to expectations; the ongoing transaction costs and risk the Company may incur greater costs following separation of the business; the risk the spin-off is determined to be a taxable transaction; the risk the benefits of the acquisition of Federal-Mogul LLC (“Federal-Mogul”), including synergies, may not be fully realized or may take longer to realize than expected; the risk the acquisition of Federal-Mogul may not advance the Company’s business strategy; the risk the Company may experience difficulty integrating or separating employees or operations; and the risk the transaction may have an adverse effect on existing arrangements with the Company and its subsidiaries, including those related to transition, manufacturing and supply services and tax matters; the Company’s ability to retain and hire key personnel; or the Company’s ability to maintain relationships with customers, suppliers or other business partners. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is, and will be, detailed from time to time in the Company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2019.

Additional Information and Where to Find It

The Company intends to file a proxy statement and a form of associated white proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting of Stockholders. The Company’s stockholders are strongly encouraged to read the definitive proxy statement, the accompanying proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at www.tenneco.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2020 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 3, 2019 with respect to the Company’s 2019 Annual Meeting of Stockholders and, with respect to directors and executive officers appointed following such date, in certain of the Company’s other SEC filings made subsequent to the date of such proxy statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Tenneco:

Investor inquiries:

Linae Golla

847-482-5162

lgolla@tenneco.com

Rich Kwas

248-849-1340

rich.kwas@tenneco.com

Media inquiries:

Bill Dawson

847-482-5807

bdawson@tenneco.com

Exhibit 99.1

Tenneco Appoints Aleks Miziolek to Board of Directors

LAKE FOREST, Ill., March 19, 2020 — Tenneco Inc. (NYSE: TEN) today announced the appointment of Aleksandra (“Aleks”) Miziolek to its Board of Directors, effective immediately. The Company also announced that it appointed Ms. Miziolek and Roy Armes, who joined the Board on March 10, 2020, to its Nominating and Governance Committee effective April 1, 2020.

In connection with the appointment of Ms. Miziolek, the Board will temporarily expand to 13 directors, 11 of whom are independent, until the 2020 Annual Meeting, at which point the Tenneco Board will be reduced to 11 directors. Director David B. Price, Jr. will not stand for reelection at the 2020 Annual Meeting, along with Roger Porter, as previously announced. Given the refreshment the Board has undergone since the beginning of 2020, the Board’s nominees for the 2020 Annual Meeting will include Roy Armes, SungHwan Cho, Thomas C. Freyman, Denise Gray, Brian J. Kesseler, Dennis J. Letham, James S. Metcalf, Aleks Miziolek, Gregg M. Sherrill, Charles K. Stevens III and Jane L. Warner.

“We are pleased to welcome Aleks to the Board,” said Dennis Letham, incoming Lead Independent Director of the Tenneco Board. “Aleks’ appointment follows the recent additions of Roy Armes and Chuck Stevens and demonstrates our continued commitment to enhancing our Board with fresh perspectives for the benefit of all stockholders. Aleks’ in-depth knowledge of the automotive industry, experience leading transformational initiatives and significant legal expertise will make her a valuable addition to our recently refreshed boardroom. I look forward to working with Aleks and the other directors as we continue to oversee the successful execution of Tenneco’s strategy to deliver on our strategic and financial objectives.”

“I am honored to join Tenneco’s Board at this important time,” said Ms. Miziolek. “I look forward to working with my fellow directors and the management team to build on Tenneco’s momentum and capitalize on the opportunities ahead.”

“We are grateful to David for his invaluable contributions to our Board during his many years of service as a Tenneco director,” said Gregg Sherrill, Chairman of the Board. “His strategic, operational and financial counsel have helped guide management as the Company has worked through significant changes and successfully navigated our dynamic industry.”

The Company also today announced that it entered into a Cooperation Agreement with Protean Services LLC (“Protean”), a stockholder of the Company. Under the terms of the agreement, Protean will withdraw its slate of directors and vote all of its shares in favor of each of the Tenneco Board’s nominees at the Company’s upcoming Annual Meeting. Protean will also be subject to certain customary standstill provisions for a one-year period ending prior to the 2021 Annual Meeting. The full agreement between Tenneco and Protean will be filed on a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

“Over the past three months, Tenneco has taken a number of positive steps to strengthen its corporate governance practices, including refreshing its Board with highly qualified individuals and reconstituting its board committees to further improve oversight of management,” said Daniel Ninivaggi, Managing Member of Protean. “I support the governance actions the Board has taken and believe in the Company’s long-term prospects.”

Lazard served as a strategic advisor and Kirkland & Ellis LLP served as legal counsel with respect to the Cooperation Agreement and the Board refreshment process.

About Aleks Miziolek

In 2019, Aleks Miziolek concluded an approximately 6-year tenure with Cooper-Standard Holdings Inc. (NYSE: CPS), a leading global supplier of systems and components for the automotive industry, most recently serving as Chief Transformation Officer. In this role, Ms. Miziolek led crucial transformation initiatives aimed at increasing profitability and was actively involved in the development of the Company’s growth strategy for its nonautomotive specialty markets and material science businesses. She also served as Cooper-Standard Holdings’ Senior Vice President, General Counsel, Secretary and Chief Compliance Officer beginning in 2014. Prior to joining Cooper-Standard Holdings, Ms. Miziolek spent 32 years with the law firm of Dykema Gossett, where she held several key leadership positions, such as Director of the Automotive Industry Group, and built a successful M&A and infrastructure practice spanning multiple industries. She is also an NACD Governance Fellow and serves on the Transportation and Infrastructure Policy Committee of the National Association of Manufacturers. Ms. Miziolek holds a juris doctor and bachelor’s degree from Wayne State University.

About Tenneco

Headquartered in Lake Forest, Illinois, Tenneco is one of the world’s leading designers, manufacturers and marketers of Aftermarket, Ride Performance, Clean Air and Powertrain products and technology solutions for diversified markets, including light vehicle, commercial truck, off-highway, industrial and the aftermarket, with 2019 revenues of $17.45 billion and approximately 78,000 employees worldwide. On October 1, 2018, Tenneco completed the acquisition of Federal-Mogul, a leading global supplier to original equipment manufacturers and the aftermarket. Additionally, the company expects to separate its divisions to form two new, independent companies: DRiV, an Aftermarket and Ride Performance company, and New Tenneco, a Powertrain Technology company.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements relate to Tenneco Inc.’s (the “Company,” “we,” “us,” or “our”) planned separation into a powertrain technology company and an aftermarket and ride performance company. The words “may,” “will,” “believe,” “should,” “could,” “plan,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof), identify these forward-looking statements. These forward-looking statements are based on the current expectations of the Company (including its subsidiaries). Because these statements involve risks and uncertainties, actual results may differ materially from the expectations expressed in the forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include: the ability to identify and consummate strategic alternatives that yield additional value for stockholders; the timing, benefits and outcome of the Company’s strategic review process; the structure, terms and specific risk and uncertainties associated with any potential strategic alternative; potential disruptions in the Company’s business and stock price as a result of its exploration, review and pursuit of any strategic alternatives; the risk the Company may not complete a separation of its powertrain technology business and its aftermarket and ride performance business (or achieve some or all of the anticipated benefits of the separation); the risk the combined company and each separate company following the separation will underperform relative to expectations; the ongoing transaction costs and risk the Company may incur greater costs following separation of the business; the risk the spin-off is determined to be a taxable transaction; the risk the benefits of the acquisition of Federal-Mogul LLC (“Federal-Mogul”), including synergies, may not be fully realized or may take longer to realize than expected; the risk the acquisition of Federal-Mogul may not advance the Company’s business strategy; the risk the Company may experience difficulty integrating or separating employees or operations; and the risk the transaction may have an adverse effect on existing arrangements with the Company and its subsidiaries, including those related to transition, manufacturing and supply services and tax matters; the Company’s ability to retain and hire key personnel; or the Company’s ability to maintain relationships with customers, suppliers or other business partners. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is, and will be, detailed from time to time in the Company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2019.

Additional Information and Where to Find It

The Company intends to file a proxy statement and a form of associated white proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2020 Annual Meeting of Stockholders. The Company’s stockholders are strongly encouraged to read the definitive proxy statement, the accompanying proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at www.tenneco.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2020 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 3, 2019 with respect to the Company’s 2019 Annual Meeting of Stockholders and, with respect to directors and executive officers appointed following such date, in certain of the Company’s other SEC filings made subsequent to the date of such proxy statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Tenneco:

Investor inquiries:

Linae Golla

847-482-5162

lgolla@tenneco.com

Rich Kwas

248-849-1340

rich.kwas@tenneco.com

Media inquiries:

Bill Dawson

847-482-5807

bdawson@tenneco.com